UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 1, 2013, CNL Growth Properties, Inc. filed a Current Report on Form 8-K to disclose the results of its 2013 Annual Meeting of Stockholders, as reconvened on July 26, 2013. This Form 8-K/A amends and replaces the July 1, 2013 Form 8-K to correct certain disclosures provided therein.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2013, CNL Growth Properties, Inc. (the “Company”) convened its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company adjourned the meeting to June 26, 2013 to allow stockholders additional time to vote. On June 26, 2013, the Company reconvened its Annual Meeting and the stockholders approved seven proposals relating to the amendment and restatement of the Company’s charter (the “Charter”).

Also on June 26, 2013, the board of directors of the Company (the “Board”) approved the Third Amended and Restated Bylaws of the Company (the “Bylaws”). The changes to the Bylaws were made for consistency with Maryland law or the Charter or to more closely conform the Company’s governance structure to that of other public companies.

Filed herewith as Exhibits 3.1 and 3.2 are (a) the Third Articles of Amendment and Restatement of the Company, as filed with the State Department of Assessments and Taxation of the State of Maryland on June 28, 2013, and (b) the Third Amended and Restated Bylaws of the Company.

The following is a summary of the material changes reflected in the amended and restated Charter and Bylaws:

I.	AMENDMENTS TO THE CHARTER

A.	Amendments to the Charter Regarding Real Estate Investment Trusts.

Section 5.6 of the Charter has been amended to delete certain investment limitations that may have been inconsistent with the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the membership of the North America Securities Administrators Association on May 7, 2007 (“NASAA REIT Guidelines”).

B.	Amendment to the Charter Regarding Tender Offers.

To avoid a potential conflict with the NASAA REIT Guidelines, the Charter has been amended to (i) prohibit any stockholder from transferring shares of the Company’s stock to any person making a tender offer that does not comply with the disclosure and procedural requirements that are contained in the Securities and Exchange Commission’s tender offer regulations (a “Non-Compliant Tender Offer”) without first offering such shares of stock to the Company at the tender offer price set forth in the Non-Compliant Tender Offer; and (ii) delete from the Charter the provision that the Company may redeem all shares owned or acquired by a stockholder who has made the Non-Compliant Tender Offer at a price equal to the price offered in the Non-Compliant Tender Offer.

C.	Amendments to the Charter Relating to the Stockholder Vote Required for the Election of Directors.

The Charter has been amended so that the vote necessary for the election of directors is a majority of the votes actually cast at the annual meeting at which a quorum is present. With this revision, abstentions and broker non-votes have no effect on the election of directors.

D.	Amendments to the Charter Regarding the Indemnification of Officers and Directors

The Charter is amended to clarify that no preliminary determination by the Board, the stockholders or independent counsel of an indemnitee’s ultimate entitlement to indemnification is required before the advancement of expenses to such indemnitee.

E.	Amendment to Charter Regarding Amendment of the Bylaws.

The Charter has been amended to reflect the deletion of the prohibition on amendments of the Company’s Bylaws without a stockholder vote to the extent such amendments adversely affect the rights, preferences and privileges of stockholders, although the Bylaws will continue to require such stockholder vote until listing of the Company’s shares on a national stock exchange.

F.	Amendment to Charter Regarding Extraordinary Transactions.

The Charter is amended to include new language providing that notwithstanding any greater vote that may otherwise be required, extraordinary actions are subject only to the affirmative vote of a majority of all the votes entitled to be cast on the matter. Certain redundant provisions relating to reorganizations have been deleted from the Charter. In addition, the Charter is amended to include new language permitting certain mergers or transfers of all or substantially all of the Company’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the Charter is not amended and stockholder contract rights do not change; (ii) mergers in which the Company is the successor entity and the terms of its stock do not change, the Charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective; and (iii) transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary or by mortgage or pledge) without a stockholder vote. Further, the provision permitting stockholders to dissolve the Company without the necessity for concurrence by the Board, which conflicts with Maryland law, has been deleted.

G.	Amendments to Charter Regarding Conforming Changes and Other Ministerial Modifications.

The Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in view of the amendments. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions.

II.	AMENDMENTS TO THE BYLAWS

A.	Provisions Regarding The Election Of Directors.

The amended and restated Bylaws add a provision clarifying that, with respect to the election of directors, a “majority of the votes cast” means that a nominee for director receives the affirmative vote of a majority of the total votes cast for and against or affirmatively withheld as to such nominee

B.	Provisions Regarding Stockholder Action By Written Consent.

The amended and restated Bylaws delete a provision that prohibited stockholders from acting by written consent in lieu of a meeting, which former provision conflicted with Maryland law permitting stockholders to act by unanimous written consent.

C.	Provision Regarding Vacancies On The Board Of Directors.

For consistency with the Charter, Section 10 of Article III of the Bylaws was revised to provide that Board vacancies resulting from an increase in the number of directors will be filled by a majority of the entire Board and that any other vacancies will be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum.

D.	Conforming Changes And Other Ministerial Modifications.

The amended and restated Bylaws reflect a number of changes and other modifications of a ministerial nature necessary in view of the foregoing changes, and include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to the Company, or which need to be updated, and necessary renumbering and lettering of remaining provisions.

Item 5.07          Submission of Matters to a Vote of Security Holders.

After convening the Annual Meeting of Stockholders on June 12, 2013, the Company adjourned the meeting to June 26, 2013 to allow stockholders additional time to vote. On June 26, 2013, the Company reconvened its Annual Meeting. Of the 9,539,581 shares of the Company’s common stock that was issued and outstanding as of the record date of the Annual Meeting, a total of 5,339,651 shares (approximately 55.97%) were present or represented by proxy at the Annual Meeting.

At the reconvened Annual Meeting, the stockholders (i) elected all four of the nominees, as listed below, to serve on the board of directors of the Company until the 2014 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified, (ii) approved all of the proposals relating to the amendment and restatement of the Charter, and (iii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. No broker non-votes were cast with respect to any of the proposals.

The voting results, in detail, are as follows:

I:	The election of four directors, each for a term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Director Nominees:	For	Withheld

James M. Seneff, Jr.	5,151,328	188,323

Stephen P. Elker	5,151,878	187,773

Mary Lou Fiala	5,151,878	187,773

II:	Proposal to amend the Charter relating to real estate investment trusts:

For	Against	Abstained

5,035,402	21,075	283,174

III:	Proposal to amend the Charter relating to tender offers:

For	Against	Abstained

5,000,770	68,450	270,431

IV:	Proposal to amend the Charter relating to stockholder vote for election of directors:

For	Against	Abstained

4,956,874	115,756	267,021

V:	Proposal to amend the Charter the indemnification of officers and directors:

For	Against	Abstained

4,879,500	182,374	277,777

VI:	Proposal to amend the Charter regarding amendments to the Bylaws:

For	Against	Abstained

4,897,617	142,185	299,849

VII:	Proposal to amend the Charter regarding extraordinary transactions:

For	Against	Abstained

4,874,818	145,585	319,248

VIII:	Proposal to amend the Charter to make conforming changes and other ministerial modifications:

For	Against	Abstained

4,952,088	65,181	322,382

IX:	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstained

5,066,701	29,988	242,962

No other business was transacted at the Annual Meeting.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

3.1	Third Articles of Amendment and Restatement of CNL Growth Properties, Inc.

3.2	Third Amended and Restated Bylaws of CNL Growth Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INCOME TRUST, INC.
Dated: July 23, 2013		a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations